SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       June 16, 2004
                                                  ------------------------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                 1-10466                                  59-0432511
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         (Commission File Number)              (IRS Employer Identification No.)

      245 Riverside Avenue, Suite 500, Jacksonville, FL    32202
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE
         -----------------------

             The purpose of this Form 8-K is to furnish a press release dated June 16, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE ST. JOE COMPANY



Dated:  June 16, 2004                  By:   /s/ Michael N. Regan
                                             Name:  Michael N. Regan
                                             Title: Senior Vice President